EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dai Zheng, Director and Chief Executive Officer of WeTrade Group Inc. (the “Company”), do hereby certify, in connection with Quarterly Report on Form 10-Q for the quarter ending March 31, 2020 (the “Report”) of the Company, the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2020	By:	/s/ Dai Zheng
Dai Zheng
Chief Executive Officer
(principal executive officer)